Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JANUARY, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.9961%



        Excess Protection Level
          3 Month Average  4.94%
          January, 1998  4.64%
          December, 1997  5.38%
          November, 1997  4.81%


        Cash Yield                                  17.89%


        Investor Charge Offs                        4.71%


        Base Rate                                   8.55%


        Over 35 Day Delinquency                     4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $ 34,907,536,752.65


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,616,202,234.16